EXHIBIT 1


                             JOINT FILING AGREEMENT

         The undersigned hereby consent to the joint filing by any of them of a Statement on Schedule 13D and any amendments thereto, whether heretofore or hereafter filed, relating to the securities of Intraware, Inc., and hereby affirm that this Amendment No. 3 to Schedule l3D is being filed on behalf of each of the undersigned.

Dated: January 9, 2003          COMVEST VENTURE PARTNERS, LP

                                By:     ComVest Management, LLC, its
                                        general partner

                                By:     /s/ Michael S. Falk
                                        ----------------------------------------
                                        Name:  Michael S. Falk
                                        Title:  Manager


Dated: January 9, 2002          COMVEST MANAGEMENT, LLC

                                By:     /s/ Michael S. Falk
                                        ----------------------------------------
                                        Name:  Michael S. Falk
                                        Title:  Manager


Dated: January 9, 2003          COMMONWEALTH ASSOCIATES, LP

                                By:     Commonwealth Associates Management
                                        Company, Inc., its general partner

                                By:     /s/ Inder Tallur
                                        ----------------------------------------
                                        Name:  Inder Tallur
                                        Title:  President


Dated: January 9, 2003          COMMONWEALTH ASSOCIATES MANAGEMENT COMPANY, INC.


                                By:     /s/ Inder Tallur
                                        ----------------------------------------
                                        Name:  Inder Tallur
                                        Title:  Secretary


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Dated: January 9, 2003          COMMONWEALTH ASSOCIATES GROUP HOLDINGS, LLC


                                By:     /s/ Michael S. Falk
                                        ----------------------------------------
                                        Name:  Michael S. Falk
                                        Title:  Manager


Dated: January 9, 2003          COMMONWEALTH ASSOCIATES LIQUIDATION, LLC

                                By:     Commonwealth Associates Management
                                        Company, Inc., its manager

                                By:     /s/ Inder Tallur
                                        ----------------------------------------
                                        Name:  Inder Tallur
                                        Title:  Secretary


Dated: January 9, 2003          By:     /s/ Michael S. Falk
                                        ----------------------------------------
                                        Michael S. Falk